CONTRACT SCHEDULE ADDENDUM


OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]
                                     RIDER TERMINATION DATE:  [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: The additional M&E Charge for the Lifetime Plus 8 Benefit is removed from your contract as of the Rider Termination Date listed above.

RIDER TERMINATED:

Lifetime Plus 8 Benefit Rider

SERVICE CENTER: ALLIANZ SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]




S40747-DP-LP8

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $1  million; higher amounts may be accepted with
                                our approval


[MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.40]% which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [1.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, or   1.50%
             for single Lifetime Plus Payments if there is a reset to the 5% Annual Increase, or if you selected joint
             Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue, or    1.65%
             for joint Lifetime Plus Payments if there is a reset to the 5% Annual Increase
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with single Lifetime Plus Payments after issue,  1.60%
             or for single Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments after issue or 1.75%
             for joint Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40776-NY                               3                              Base

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We will charge a fee of $25 for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.Any contract earnings.  We do not assess a Withdrawal Charge on earnings.

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

    Number of Complete Years Since Receipt of Purchase Payment       Charge
                                                                          0  8.5%
                                                                          1  8.5%
                                                                          2  7.5%
                                                                          3  6.5%
                                                                          4   5%
                                                                          5   4%
                                6                                        3%
                         7 years or more                                 0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

WITHDRAWAL CHARGE BASIS: The total amount under your Contract that is subject to a withdrawal charge. The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals from the contract, including withdrawal charges. Partial Annuitizations will reduce the Withdrawal Charge Basis proportionately by the percentage of Contract Value applied to the Partial Annuitization.

MINIMUM PARTIAL WITHDRAWAL: $500

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE CONTRACT  AFTER  A  PARTIAL
WITHDRAWAL:  $2,000

MINIMUM ANNUITY PAYMENT: $100

S40776-NY                             [3A]                             Base

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus 8 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: ALLIANZ SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]



S40776-NY                             [3B]                            Base

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81


                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40776-NY                             [3C]                            Base

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $1  million; higher amounts may be accepted with
                                our approval

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

[MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.90]% (of which 0.50% is the cost of the bonus) which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [2.20]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

During the Annuity Phase, the M&E Charge is [1.90]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, or   1.50%
             for single Lifetime Plus Payments if there is a reset to the 5% Annual Increase, or if you selected joint
             Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue, or    1.65%
             for joint Lifetime Plus Payments if there is a reset to the 5% Annual Increase
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with single Lifetime Plus Payments after issue,  1.60%
             or for single Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments after issue or 1.75%
             for joint Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.


S40777-NY                            3                                Bonus

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We will charge a fee of $25 for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.Any contract earnings. We do not assess a Withdrawal Charge on earnings. We treat the Bonus and any earnings on the Bonus as contract earnings.

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since Receipt of Purchase Payment          Charge
                                                                       0        8.5%
                                                                       1        8.5%
                                                                       2        8.5%
                                                                       3         8%
                                                                       4         7%
                                                                       5         6%
                                                                       6         5%
                                                                       7         4%
                                                                       8         3%
                                                                9 years or more  0%



S40777-NY                          [3A]                               Bonus

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

WITHDRAWAL CHARGE BASIS: The total amount under your Contract that is subject to a withdrawal charge. The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals from the contract, including withdrawal charges. Partial Annuitizations will reduce the Withdrawal Charge Basis proportionately by the percentage of Contract Value applied to the Partial Annuitization.

MINIMUM PARTIAL WITHDRAWAL:  $500

MINIMUM  CONTRACT  VALUE THAT MUST  REMAIN  IN  THE  CONTRACT  AFTER  A  PARTIAL
WITHDRAWAL:  $2,000

MINIMUM ANNUITY PAYMENT: $100

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus 8 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: ALLIANZ SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]


S40777-NY                          [3B]                               Bonus

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40777-NY                          [3C]                               Bonus

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[25,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $1  million; higher amounts may be accepted with
                                our approval

Please refer to the Contract Schedule for the Required Benefit Rider for applicable Mortality and Expense Risk Charges.

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, or   1.50%
             for single Lifetime Plus Payments if there is a reset to the 5% Annual Increase, or if you selected joint
             Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue, or    1.65%
             for joint Lifetime Plus Payments if there is a reset to the 5% Annual Increase
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with single Lifetime Plus Payments after issue,  1.60%
             or for single Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments after issue or 1.75%
             for joint Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We will charge a fee of $25 for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWAL CHARGE: NONE

MINIMUM PARTIAL WITHDRAWAL: $500

MINIMUM CONTRACT VALUE  THAT  MUST  REMAIN  IN  THE  CONTRACT  AFTER  A  PARTIAL
WITHDRAWAL:  $2,000

MINIMUM ANNUITY PAYMENT: $100

REQUIRED BENEFIT RIDER: [Target Date Retirement Benefit Rider, Lifetime Plus Benefit Rider, or Lifetime Plus 8 Benefit Rider]

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus 8 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: ALLIANZ SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]


S40778-NY                          [3A]                               No WC

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40778-NY                          [3B]                               No WC

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $1  million; higher amounts may be accepted with
                                our approval


[MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.65]% which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [1.95]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, or   1.50%
             for single Lifetime Plus Payments if there is a reset to the 5% Annual Increase, or if you selected joint
             Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue, or    1.65%
             for joint Lifetime Plus Payments if there is a reset to the 5% Annual Increase
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with single Lifetime Plus Payments after issue,  1.60%
             or for single Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person
             LIFETIME PLUS 8 BENEFIT:  if you add the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments after issue or 1.75%
             for joint Lifetime Plus Payments if you receive an automatic reset of the 8% Annual Increase

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We will charge a fee of $25 for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
   4 Any contract earnings.  We do not assess a Withdrawal Charge on earnings.

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since Receipt of Purchase Payment          Charge
                                                                       0        8.5%
                                                                       1        7.5%
                                                                       2        5.5%
                                                                       3         3%
                                                                4 years or more  0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

WITHDRAWAL CHARGE BASIS: The total amount under your Contract that is subject to a withdrawal charge. The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals from the contract, including withdrawal charges. Partial Annuitizations will reduce the Withdrawal Charge Basis proportionately by the percentage of Contract Value applied to the Partial Annuitization.

MINIMUM PARTIAL WITHDRAWAL:  $500

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE CONTRACT  AFTER  A  PARTIAL
WITHDRAWAL:  $2,000

MINIMUM ANNUITY PAYMENT: $100

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus 8 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: ALLIANZ SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40779-NY                             [3C]                              SWC

                             LIFETIME PLUS BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[[During the Accumulation Phase, the total M&E Charge is [2.10]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.40]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.25]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [3.05]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

During the Annuity Phase, the M&E Charge is [1.90]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

S40780-NY                                                                  LPB

{SHORTENED W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{NO W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John Doe]       RIDER EFFECTIVE DATE:  [01/15/08]
                   [Jane Doe]

AGES AT WHICH YOU CAN SELECT THE LIFETIME PLUS BENEFIT: On the rider effective date, for single Lifetime Plus Payments the sole Covered Person must be at least age [55], for joint Lifetime Plus Payments the younger joint Covered Person must be at least age [60], and no Covered Person can be age [81] or older.

EARLIEST  BENEFIT  DATE:   [15] calendar days after we receive  your  Authorized
Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15[th]] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege is no longer available to you on or after the Benefit Date.


S40780-NY                                                            LPB

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: No Covered Person can be age [91] or older on the Benefit Date.

                  ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLES:

   AGE BAND OF THE      ANNUAL MAXIMUM LIFETIME
 COVERED PERSON FOR     PLUS PAYMENT PERCENTAGE    AGE BAND OF THE YOUNGER COVERED PERSON FOR JOINT     ANNUAL MAXIMUM LIFETIME
       SINGLE                                                   LIFETIME PLUS PAYMENTS                  PLUS PAYMENT PERCENTAGE
    LIFETIME PLUS
      PAYMENTS
      [55 to 59                   4%                                   [60 to 69                                  5%
      60 to 69                    5%                                   70 to 74                                  5.5%
      70 to 79                    6%                                   75 to 79                                   6%
     80 or older                  7%]                                 80 or older                                 7%]


S40780-NY                                                            LPB

                            LIFETIME PLUS 8 BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[[During the Accumulation Phase, the total M&E Charge is [2.20]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[[During the Accumulation Phase, the total M&E Charge is [2.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [3.00]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.85]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [3.15]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

During the Annuity Phase, the M&E Charge is [1.90]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{SHORTENED W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{NO W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.85]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [3.00]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death
Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

LIFETIME PLUS 8 BENEFIT:

COVERED PERSON(S):  [John Doe]             RIDER EFFECTIVE DATE:  [04/15/08]
                   [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS 8 BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST  BENEFIT  DATE:   [15]  calendar  days after we receive your Authorized
Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15[th]] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege is no longer available to you on or after the Benefit Date.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS 8 BENEFIT: All Covered Persons must be at least age [65] and no Covered Person can be over age [90] on the Benefit Date.

                  ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE:

   AGE OF COVERED PERSON (OR YOUNGER OF THE COVERED PERSONS FOR JOINT PAYMENTS) ON THE DAY THE       ANNUAL MAXIMUM LIFETIME PLUS
                                       BENEFIT IS EXERCISED                                               PAYMENT PERCENTAGE
                                            [65 to 79                                                             5%
                                             80 to 90                                                             6%]


S40782-NY                                                               LP8

                         TARGET DATE RETIREMENT BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

PURCHASE PAYMENT PERIOD:     [3] Contract Years from the Rider Effective Date

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[[During the Accumulation Phase, the total M&E Charge is [1.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.10]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[[During the Accumulation Phase, the total M&E Charge is [2.30]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.90]% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is [1.90]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{SHORTENED W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.05]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]


S40783-NY                                                               TDR

{NO W/D CHARGE}
[[During the Accumulation Phase, the total M&E Charge is [2.15]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate. We may decrease this charge, but we may not increase it.

The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE:  [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.


S40783-NY                             TDR

                    LIFETIME PLUS BENEFIT INVESTMENT OPTIONS
                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]


ALLOCATION GUIDELINES:
1. You can select up to [15] of the Investment Options. This number will not decrease after the Issue Date.
2.  Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  Allianz Life of New York Variable Account C
Shown below  are  the  Investment  Options.   Groups  A,  B and C are subject to
certain restrictions on allocations, as described in the Asset Allocation Rider.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL COLUMBIA SMALL CAP VALUE FUND           |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

S40788-NY

-------------------------------------------
|[GROUP C INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND      |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------



S40788-NY

                         TARGET DATE RETIREMENT BENEFIT
                      INVESTMENT OPTIONS CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

ALLOCATION GUIDELINES:
1. You can select up to [15] of the Investment Options. This number will not decrease after the Issue Date.
2.  Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  Allianz Life of New York Variable Account C
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL COLUMBIA SMALL CAP VALUE FUND           |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

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

-------------------------------------------
|[GROUP X INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND]     |
-------------------------------------------
|                                         |
-------------------------------------------
|[GROUP Y INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------


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
                               INVESTMENT OPTIONS
                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]


ALLOCATION GUIDELINES:
1. You can select up to [15] of the Investment Options. This number will not decrease after the Issue Date.
2.  Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  Allianz Life of New York Variable Account C
Shown below  are  the  Investment  Options.   There  are no restrictions on your
allocations to Groups A, B and C.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL COLUMBIA SMALL CAP VALUE FUND           |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

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

-------------------------------------------
|[GROUP C INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND      |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------



S40796-NY